Exhibit 17(a)

APOLLO SENIOR FLOATING RATE FUND INC. 9 West 57th Street New York, NY 10019 2021 Special Meeting of Stockholders – June 28, 2021 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS The undersigned hereby appoints Joseph D. Glatt, Frank Marra and Isabelle R. Gold, or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to attend the Special Meeting of Stockholders of Apollo Senior Floating Rate Fund Inc. (“AFT”) a Maryland corporation, to be held virtually on June 28, 2021 at 9:30 a.m. (Eastern Time) and any adjournment or postponement thereof (the “Meeting”), to cast on behalf of the undersigned as directed on the reverse side all of the votes that the undersigned is entitled to cast at the meeting and to otherwise represent the undersigned at the Meeting with all powers possessed by the undersigned if present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Meeting and the accompanying Proxy Statement, the terms of which are incorporated by reference herein, and revokes any Proxy previously given with respect to the Meeting. In order to attend the meeting you must register at http://www.viewproxy.com/ApolloFundsSM/2021 by 11:59 p.m. Eastern time on June 25, 2021. THIS PROXY WILL BE VOTED AS DIRECTED, OR IF THIS PROXY IS EXECUTED BUT NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” EACH OF THE PROPOSALS SPECIFIED IN THE PROXY STATEMENT.THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF. CONTINUED AND TO BE MARKED, DATED AND SIGNED ON THE OTHER SIDE PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD AT 9:30 A.M., EASTERN TIME, ON JUNE 28, 2021. THE NOTICE OF SPECIAL MEETING AND PROXY STATEMENT ARE AVAILABLE AT: www.viewproxy.com/ApolloFundsSM/2021

THE COMPANY’S BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” EACH OF THE PROPOSALS LISTED BELOW.    Please mark your votes like this ☒ A. The reorganization of AFT into Apollo Tactical Income Fund Inc. (“AIF”) (the “Reorganization”), including the transfer of all of the assets of AFT to AIF, the deregistration of AFT as an investment company pursuant to the Investment Company Act of 1940, as amended, and the dissolution of AFT FOR    AGAINST ABSTAIN ☐    ☐ ☐ B. In the event that the proposed Reorganization fails to obtain the necessary stockholder votes, the amendment of AFT’s fundamental investment restriction with respect to making loans. FOR    AGAINST ABSTAIN ☐    ☐ ☐ under Maryland law; and [GRAPHIC APPEARS HERE] THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED “FOR” EACH OF THE PROPOSALS LISTED ABOVE. [GRAPHIC APPEARS HERE] Date:      [GRAPHIC APPEARS HERE] Signature [GRAPHIC APPEARS HERE] Address Change/Comments: (If you noted any Address Changes and/or Comments above, please mark box.) ☐ CONTROL NUMBER Signature (if held jointly) NOTE: This proxy should be marked, dated and signed by each stockholder exactly as such stockholder’s name appears hereon, and returned promptly in the enclosed envelope. When shares are held jointly, each holder should sign. When signing as an executor, administrator, attorney, trustee or guardian please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signer is a partnership, please sign in the partnership name by authorized person. [GRAPHIC APPEARS HERE] [GRAPHIC APPEARS HERE] [GRAPHIC APPEARS HERE] PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. CONTROL NUMBER [GRAPHIC APPEARS HERE] [GRAPHIC APPEARS HERE] PROXY VOTING INSTRUCTIONS Please have your 11-digit control number ready when voting by Internet or Telephone